CUFUND
                         SHORT-TERM MATURITY PORTFOLIO
                            ADJUSTABLE RATE PORTFOLIO

                        Supplement dated October 31, 2000
                   to the Prospectus dated September 30, 2000

At the Quarterly Board meeting held on October 24, 2000, the Board of Trustees of CUFUND unanimously voted to close the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio (the "Funds"). This decision was made after careful consideration of the fact that the Funds have not been able to raise significant assets from investors and the determination that there is little prospect for future asset growth. As of October 27, 2000, the Funds are closed for purchases by new or existing shareholders. Existing shareholders that reinvest dividends will receive future dividend payments in cash. The Funds intend to cease operations in an orderly manner and distribute their net assets to shareholders. The orderly termination of the Funds is expected to be accomplished within the next six months.

The Trustees and management of CUFUND thank you for the opportunity to have been of service to you.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE